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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 1, 2005


                             UnionBanCal Corporation
             (Exact name of registrant as specified in its charter)


        Delaware                   001-15081                  94-1234979
(State of Incorporation)    (Commission File Number)      (IRS Employer Identi-
                                                             fication No.)


                              400 California Street
                          San Francisco, CA 94104-1302
                               Tel. (415) 765-2969


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ] Written communications  pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[    ] Soliciting  material  pursuant to Rule 14a-12 under the  Exchange Act (17
       CFR 240.14a-12)

[    ] Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under  the
       Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under  the
       Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.04 TEMPORARY  SUSPENSION OF TRADING UNDER  REGISTRANT'S  EMPLOYEE BENEFIT
          PLANS.

On April 1, 2005, the Company received a notice from the Administrator of the Union Bank of California, N.A. 401(k) Plan and Trust (the "Plan") pursuant to
Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974, as amended, related to a blackout period which will occur under the Plan in connection with the implementation of changes in investment fund selections under the Plan.

The blackout period is expected to begin May 2, 2005 and end May 13, 2005. The Company will provide notice of the blackout period to its directors and Section 16 officers in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR. A copy of the notice is attached as Exhibit 99.1 hereto and is incorporated herein by reference.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:

  Exhibit No.    Description
---------------  ---------------------------------------------------------------

     99.1 Notice of Blackout Period to Directors and Section 16 Officers of UnionBanCal Corporation.



















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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 6, 2005

                                            UNIONBANCAL CORPORATION


                                        By: /S/ JOHN H. MCGUCKIN, JR.
                                            ------------------------------------
                                                John H. McGuckin, Jr.
                                                EVP, General Counsel & Secretary
                                                (Duly Authorized Officer)

















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                                  EXHIBIT INDEX

  Exhibit No.    Description
---------------  ---------------------------------------------------------------

     99.1 Notice of Blackout Period to Directors and Section 16 Officers of UnionBanCal Corporation.



































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